Description of Business	3 Months Ended
Mar. 31, 2026
Description of Business [Abstract]
DESCRIPTION OF BUSINESS
1	DESCRIPTION OF BUSINESS

Marti Technologies, Inc. (“Marti” or “Group”) formerly known as Galata Acquisition Corp. is an exempted company limited by shares, incorporated under the laws of the Cayman Islands on February 26, 2021. The registered address of the Company is Stuarts Corporate Services Ltd., P.O. Box 2510, Kensington House, 69 Dr Roy’s Drive, George Town, Grand Cayman KY1-1104.

As of March 31, 2026, the Group operates through its wholly-owned subsidiaries; Marti Ileri Teknoloji Anonim Şirketi (“Marti Ileri”) and Marti Technologies I Inc. a Delaware corporation (“Marti Delaware”). The Group together with its consolidated subsidiaries will be referred to as the “Group” hereafter.

The Group is Türkiye’s leading urban mobility platform, helping to solve the country’s transportation needs through tech-enabled services powered by a single mobility super app.

The Group aims to offer tech-enabled urban transportation services to consumers across Türkiye through three service offerings: ride-hailing, delivery, and two-wheeled electric vehicle services. The Group’s ride-hailing service matches consumers with car, motorcycle, and taxi drivers. The Group’s delivery service provides same-hour package delivery by leveraging the Group’s existing network of car and motorcycle drivers and consumer base. The Group’s two-wheeled electric vehicle service offers a shared mobility solution through a Group-owned and operated fleet of e-mopeds, e-bikes and e-scooters, with each transportation service serving different distances, comfort levels, and price points. The Group is continuously exploring new service offerings to expand the Group’s platform consumer base and establish Marti as the preferred solution for all mobility needs.